UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2018 (February 27, 2018)

KAR Auction Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34568	20-8744739
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard
Carmel, Indiana 46032
(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 923-3725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On February 27, 2018, KAR Auction Services, Inc., a Delaware corporation (the “Company”), issued a press release announcing its plan to pursue the spin off of its salvage vehicle auction business into an independent, publicly-traded company, a copy of which is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. A copy of the Company’s investor presentation regarding the proposed transaction is attached hereto as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.
The information set forth in this Item 7.01 and the related information in Exhibits 99.1 and 99.2 attached hereto are being furnished to, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing with, the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release of KAR Auction Services, Inc., dated February 27, 2018
99.2	KAR Auction Services, Inc., Investor Presentation, dated February 28, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAR Auction Services, Inc.

By:	/s/ Rebecca C. Polak
Name:	Rebecca C. Polak
Title:	Chief Legal Officer and Secretary

Dated: February 27, 2018

Exhibit Index

Exhibit Number	Description
99.1	Press Release of KAR Auction Services, Inc., dated February 27, 2018
99.2	KAR Auction Services, Inc., Investor Presentation, dated February 28, 2018